Halozyme to Acquire Antares Pharma April 13, 2022 Investor Conference Call Exhibit 99.2

Forward-Looking Statements This presentation contains “forward-looking statements”. All statements, other than statements of historical fact, included herein, including without limitation those regarding our future product development and regulatory events and goals, product collaborations, our business intentions and financial estimates and anticipated results, are, or may be deemed to be, forward-looking statements. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “think,” “may,” “could,” “will,” “would,” “should,” “continue,” “potential,” “likely,” “opportunity,” “project” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although Halozyme’s and Antares’ management each believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Halozyme and Antares, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Halozyme’s and Antares’ ability to complete the proposed acquisition on the proposed terms or on the proposed timeline, including the receipt of required regulatory approvals, the possibility that competing offers will be made, other risks associated with executing proposed acquisition, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed acquisition will not be realized, risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers or suppliers, and the possibility that, if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Halozyme’s shares could decline, as well as other risks related Halozyme’s and Antares’ respective businesses, including the ability to grow sales and revenues from existing products and to develop, commercialize or market new products, competition, including potential generic competition, the uncertainties inherent in research and development, including future clinical data and analysis, regulatory obligations and oversight by regulatory authorities, such as the U.S. Food and Drug Administration, including decisions of such authorities regarding whether and when to approve any drug, device or biological application that may be filed for any product candidates as well as decisions regarding labelling and other matters that could affect the availability or commercial potential of any product candidates, the absence of a guarantee that any product candidates, if approved, will be commercially successful, Halozyme’s ability to execute its share repurchase program according to plan, Halozyme’s ability to benefit from external growth opportunities, to complete related transactions and/or obtain regulatory clearances, risks associated with Halozyme’s and Antares’ intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, trends in exchange rates and prevailing interest rates, volatile economic and market conditions, cost containment initiatives and subsequent changes thereto, and the impact that COVID-19 will have on Halozyme and on Antares and their respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Halozyme’s and Antares’ employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Halozyme and Antares. This situation is changing rapidly and additional impacts may arise of which Halozyme and Antares are not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on Halozyme’s consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the U.S. Securities and Exchange Commission (the “SEC”) made by Halozyme, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Halozyme’s annual report on Form 10-K for the year ended December 31, 2021 and Antares’ annual report on Form 10-K for the year ended December 31, 2021. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Halozyme and Antares do not undertake any obligation to update or revise any forward-looking information or statements. Investors are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.   Note: This presentation contains product names, trademarks and registered trademarks are property of their respective owners

About The Offer The tender offer for the outstanding shares of Antares common stock referenced in this presentation has not yet commenced. This presentation is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Halozyme and its acquisition subsidiary will file with the SEC, upon the commencement of the tender offer. At the time the tender offer is commenced, Halozyme and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Antares will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.   THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANTARES’ STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ANTARES’ SHARES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.   The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Antares’ stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Halozyme or Antares. Copies of the documents filed with the SEC by Antares will be available free of charge on Antares’ internet website at https://www.antarespharma.com/investors/sec-filings or by contacting Antares’ Investor Relations Department at +1 609-359-3016. Copies of the documents filed with the SEC by Halozyme will be available free of charge on Halozyme’s internet website at https://ir.halozyme.com or by contacting Halozyme’s Investor Relations Department at ir@halozyme.com. Additional Information: In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Halozyme files annual, quarterly and special reports and other information with the SEC and Antares files annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by Halozyme and Antares at the SEC public reference room at 100 F. Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Halozyme’s and Antares’ filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.   Non-GAAP Financial Measures: In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles(GAAP), these materials contain certain non-GAAP financial measures. The Company reports non-GAAP net income and non-GAAP diluted earnings per share and expectations of those measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  Reconciliations between GAAP and non-GAAP financial measures are included in these materials.

Agenda Review of Halozyme Strategic Priorities and Transaction Rationale Transaction Terms, Funding and Timing Antares Platform and Portfolio Overview, Long-Term Vision Q&A

Halozyme's Strategic and Capital Allocation Priorities Strategic & Capital Allocation Priorities Business Development Priorities Differentiated platform technologies with broad application and licensing opportunities Accretive to financial profile today with clear strategy for unlocking substantial upside Low investment requirement to execute on vision of enhancing revenue growth and durability Invest to Maximize ENHANZE® Revenue Growth and Durability Identify Opportunities for External Growth Potential BD Expanding Platform Technologies Return Capital to Shareholders

Antares Portfolio Offers Diversified Commercial and Platform Royalty Revenues PROPRIETARY PRODUCTS ROYALTY BUSINESS Commercial Development XYOSTED®, TLANDOTM, and NOCDURNA® ATRS-1901, ATRS-1902, and ATRS-1903 Commercial Development Generic EpiPen®, Generic Forsteo® (Ex-U.S.), Sumatriptan, and Makena Teva (Generic Forteo® (U.S.)), Idorsia Pharmaceuticals (selatogrel) and Pfizer (undisclosed) For the twelve months ended December 31, 2021, as proprietary products represent 43% of total revenue $184M 2021 REVENUE (+23% VS 2020) $36.6M CASH FROM OPERATIONS FOR 12 MONTHS ENDING 12/31/21

Transaction Overview Consideration $5.60 per share in cash at closing Total transaction value: ~$960mm Funding & Leverage Majority funding through existing cash, supplemented with new sources of low-cost bank debt Transaction not subject to any financing condition Expect leverage to be <3.5x net debt to EBITDA ratio at time of close. Leverage expected to decline significantly in the quarters post-close Timing Unanimously approved by boards of directors of both companies Closing expected in first half 2022 Subject to completion of tender offer for acquisition of majority of shares, HSR review, and other customary closing conditions Financial Impact Expected to be immediately accretive to revenue and non-GAAP EPS Enhances long-term growth prospects and revenue durability

Transaction Rationale Summary Strategic Fit Differentiated auto injector platform that can be licensed widely and potentially extend to higher volume auto injectors Ability to leverage existing U.S. commercial infrastructure to promote proprietary products with substantial growth trajectory Risk Profile De-risked platform with a suite of approved commercial products (wholly owned and partnered) Revenue Opportunity Multiple Opportunities: Existing small volume auto injector technology Potential to extend to high volume, up to 5.0mL Commercial products (XYOSTED®, TLANDOTM, NOCDURNA®) Proven Track Record of Commercial Success Meaningful opportunity for increased revenues and expansion into additional, high revenue segments Financial Fit Expected to be immediately accretive to revenue and non-GAAP EPS with multiple drivers to augment growth post 2027

Commercially validated ENHANZE® technology, with leading pharma & biotech partners Experience and infrastructure to support product expansion Leading commercial auto injector platform and domain expertise Efficient, scalable commercial platform with significant operating leverage to anchor future growth opportunities Leading drug delivery franchise, positioning Halozyme as the partner of choice for innovative product delivery solutions Extends strategy to include specialty product commercialization with strong growth opportunity   Enhanced revenue growth opportunities, diversification and durability Robust growth outlook with potential new product launches through 2030 Creating a Leading Drug Delivery and Specialty Products Company

Antares Suite of Auto Injector Offerings Are Widely Licensable

QuickShot™ and BigShot™ Auto Injectors



- Accepts up to 1mL and 2.25mL pre-filled syringe
- SC or IM
- Fast injection of highly viscous drug products

VIBEX™ Auto Injectors



- Accepts 1mL pre-filled syringe
- SC or IM triggering collar shields needle from view and locks in place

VAI™ Auto Injector



- Compatible with up to 2.25mL pre-filled syringe
- SC or IM
- Easily convertible to different fill volumes / needle lengths

Pen Injector System



- Multi-dose, disposable pen injector technology
- Able to deliver up to 30 days of drug

PRODUCTS / PARTNERS

QuickShot / BigShot	VIBEX	VAI	Pen Injector System
XYOSTED® (testosterone enanthate) injection; amag – Makena; Pfizer – Undisclosed; Idorsia – Selatogrel	teva – Generic Imitrex; teva – Generic EpiPen; Otrexup – Assertio Holdings	antares pharma – ATRS 1902 (development stage)	teva – Generic Forteo

Flexible Delivery Force, Injection Time, Needle Length Support Broad Application

Halozyme 9

Licensable Auto Injector Platform Can Drive Meaningful Revenue Opportunities

Current Applications

Branded devices with off-patent API	XYOSTED (testosterone enanthate) injection	
Branded / unbranded generic devices	teva Generic EpiPen	teva Generic Imitrex
Branded product and product life cycle management	idorsia Selatogrel	
Subcutaneous / intramuscular viscous therapies	XYOSTED (testosterone enanthate) injection	amag Makena

Potential Future Applications

Multi-billion dollar large and small molecule opportunity with potential to convert to Auto Injector Device

- High and low viscosity
- Today up to 2.25mL

Potential to develop rapid delivery 5mL Auto Injector on already validated QuickShot™ / BigShot™ platform

Robust opportunity for new product launches through 2030

Technology Platform with Broad Applicability

Halozyme

References: Wall Street consensus estimates

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Leveraging Our Joint Expertise to Unlock High Volume Drug Delivery Opportunity Partner of Choice for Patient Convenient SC Drug and Biologic Treatment Leading auto injector platform and domain expertise Flexible delivery force, injection speed and needle length Broad technology capabilities with strong underlying patent protection Commercially validated ENHANZE ® platform technology, world class partners Potential to support rapid delivery when used with an auto injector Extensive experience and Infrastructure necessary to support product expansion

Established U.S. Commercial Footprint Drives Near-Term Revenue Growth with Business Development Opportunity for Future Growth Focus XYOSTED ® TLANDOTM NOCDURNA ® Sales Force 108 representatives 12 regional managers 2 area directors Targeting 16,000 urologists, endocrinologists and primary care physicians 95% top 3 decile testosterone prescribers covered Business development for future growth Urology Endocrinology Antares Corporate Presentation March 2022

XYOSTED ® Cornerstone of the Antares Commercial Portfolio Innovative self-delivery of testosterone replacement therapy (TRT) for at-home use Once-a-week dosing Virtually painless subcutaneous injection using Antares auto injector technology ~75% of all commercial lives covered 18 Orange Book listed patents extending to 2038 FY 2021 revenue of $62.2M, up 34% year-over-year 2021 TRT INJECTABLE TRX 5.9M 2021 TRT TRX 1.8M 2021 TRT GROWTH 5.1% 2021 TRT INJECTABLE GROWTH 5.4% 2021 TRT TOPICAL GROWTH 0% TRT Market is Large and Growing XYOSTED ® Quarterly TrX Growth 2021 TRT TRX 8.0M Antares Corporate Presentation March 2022 10 9 8 7 6 5 4 3 2 1 (in Millions)

TLANDOTM Expanding the TRT Franchise FDA full approval March 28, 2022 2X/daily oral administration First oral TRT without titration requirement Expect to launch in 2Q 2022

Antares Immediately Accelerates Halozyme Growth Prospects and Adds Long-Term Durability of Revenues

PROJECTED REVENUE POTENTIAL



$1B
antares pharma
Halozyme Revenue Guidance $530-$560M*
2022 Projected
antares pharma
Drivers
Current Portfolio
• Waves 1, 2, 3 and 4 Products
• Granted and submitted co-formulation patents
2027 Potential
antares pharma
Drivers
• Wave 5 ENHANZE® Products
• Co-formulation patents submitted 2022-2027
• NEW partners/products using new long IP rHuPH20
2031 Potential

*Revenue guidance excludes Antares

Halozyme

Halozyme 2027 Projection based on approved products and assumes global approval and launches of 20 additional products in multiple indications. Includes projections for subcutaneous versions for targets not currently approved or commercially available. Assumes approved and under review co-formulation patents. Innovator revenues based on Bloomberg or Evaluate Ltd analyst-based estimates when available. Conversion rates based on Halozyme internal projections. Royalty revenue projections includes targets selected and not yet disclosed. Projected royalty revenue is not risk-adjusted.

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Transaction Rationale Summary Strategic Fit Differentiated auto injector platform that can be licensed widely and potentially extend to higher volume auto injectors Ability to leverage existing U.S. commercial infrastructure to promote proprietary products with substantial growth trajectory Risk Profile De-risked platform with a suite of approved commercial products (wholly owned and partnered) Revenue Opportunity Multiple Opportunities: Existing small volume auto injector technology Potential to extend to high volume, up to 5.0mL Commercial products (XYOSTED®, TLANDOTM, NOCDURNA®) Proven Track Record of Commercial Success Meaningful opportunity for increased revenues and expansion into additional, high revenue segments Financial Fit Expected to be immediately accretive to revenue and non-GAAP EPS accretion with multiple drivers to augment growth post 2027

Appendix

2022 Financial Guidance Highlights (Excluding Antares)

	2021	2022	
Total Revenue	$443.3M	$530M-$560M	• ~20-26% growth • Includes one new deal upfront milestone • API and milestone revenue overall similar to 2021 • First time annual revenue >$500M
Royalty Revenue	$203.9M	~$300M	• Project ~50% YoY Growth • Second year of projected increase of ~$100M
Operating Income	$275.9M	$350M-$380M	• ~27-38% growth • >65% Operating Margin • Includes incremental $20M Op-Ex Investment to maximize ENHANZE® and extend Royalty Revenue durability
GAAP Diluted EPS	$2.74	$1.90-$2.05	• 2021 GAAP Diluted EPS includes $154.2M one-time benefit from reversal of tax valuation allowance, representing ~$1.05 per share • 2022 represents first year of income tax expense projected to be ~$0.55-0.60 per share
Non- GAAP Diluted EPS	$2.00	$2.05-$2.20	• 2021 Non-GAAP Diluted EPS excludes $154.2M one-time benefit from reversal of tax valuation allowance • 2022 represents first year of income tax expense projected to be ~$0.55-0.60 per share

Halozyme
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GAAP to Non-GAAP Reconciliation: Net Income and Diluted EPS 2022 Guidance $ U.S. in Millions, except EPS (unaudited) Dollar amounts, as presented, are rounded. Consequently, totals may not add up. NEW SLIDE